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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2008
                                                        ------------------

                        TRI-COUNTY FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                       0-18279               52-1652138
         --------                      ---------              ----------
(State or other Jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)         Identification No.)

                 3035 Leonardtown Road, Waldorf, Maryland 20601
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (301) 645-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.
            -------------

       On September 25, 2008, Tri-County Financial Corporation (the "Company"), the holding company for Community Bank of Tri-County, issued a press release announcing that the Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to 5% of the Company's common stock or approximately 165,000 shares. For more information, reference is made to the Company's press release dated September 25, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Shell Company Transactions: Not Applicable

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated September 25, 2008


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 25, 2008              By:  /s/ William J. Pasenelli
                                            ----------------------------------
                                            William J. Pasenelli
                                            Executive Vice President and
                                              Chief Financial Officer